                                                                   EXHIBIT 10.48
ADC  Applied Data Communications

                                                               December 15, 1997

Mr. Stan Berney
Berney Properties, Inc.
18750 Hale Ave.
Irvine, CA 92714

Dear Stan:

In consideration for your forgiveness of certain debts, as defined below, owed by Applied Data Communications, Inc. (the "Company") to Palais Group, Inc. ("Palais"), the Company hereby proposes (the "Agreement") to exchange shares (the "Shares") of the Company's Preferred Stock, Series B convertible into Common Stock for such debt at an exchange rate equivalent to $1.00 of debt forgiveness per share of Common Stock. All debts owed to you by the Company aggregate approximately $1,029,411. By accepting this Agreement, you hereby acknowledge that the $1,029,411 of debts described hereinabove, constitute the entire amount of debt owed to you by the Company as of the date of this Agreement. The debts owed to you by the Company that you hereby forever forgive and discharge in consideration of the Company's delivery to you of the Preferred Stock (as described below) evidenced by an appropriate stock certificate, and registered in the name of Palais Group, are as follows:

(i) all past due rent, accrued but unpaid by the Company to Palais, relating to the Company's occupancy of that office and warehouse facility located at 14272 Chambers Rd., Tustin, CA, owned by Palais, such unpaid rents totaling an aggregate of approximately $310,000 in principal amount excluding accrued interest on such amount, totaling an aggregate of approximately $106,289 as of December 31, 1997, for a combined total of $416,289, and

(ii) all property and assets that you gave up through foreclosure initiated by the mortgage holder on such property, such foreclosure necessitated by failure of the Company to make the aforesaid rent payments on a timely basis. The fair market value of such property and assets, net of applicable mortgage, has been determined to aggregate approximately $429,000, excluding accrued interest on the fair market value (net) of such property and assets, totaling an aggregate of approximately $128,003 as of December 31, 1997, for a combined total of $557,003, and

(iii) various legal expenses related to the seizure of said property by the mortgage holder, the National Bank of Southern California, billed by Jackson, DeMarco and Peckenpaugh, to Palais Group, and paid on their behalf by Palais, Mark Alexander and Berney Properties, totaling $56,118.82 plus $10,082.00 in interest for a total of $66,200.82.

Pursuant to this Agreement, the Company will exchange these debts owed totaling an aggregate of $1,039,493, exchangeable at the rate of $1.00 per share of Common Stock, for 10,395 shares of the Company's Series B Preferred Stock ("Preferred Stock"), equivalent to 1,029,411 shares of common stock. A summary legal description of the Shares is included in the attached private placement memorandum. This document is being used in conjunction with ADC's current private placement offering to potential investors in the Company, and is provided to you for your information.

In exchange therefore, Palais shall release ("Release") ADC from all debts heretofore incurred by ADC from Palais. The Release shall be effective upon both the execution and delivery of this document and delivery of the Shares identified in paragraph 1 above. The Release shall continue to be effective despite the possible discovery of facts different from or in addition to those that the parties to this agreement now know or believe to be true with respect to the matters herein released. Palais and ADC acknowledge that they have been informed by their respective attorneys of the import of Section 1542 of the Civil Code of the State of California. Section 1542 provides as follows:

           "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

Palais and ADC do hereby waive and relinquish all rights and benefits that each of them may have under Section 1542 of the Civil Code.

Please sign below to indicate your acceptance of this Agreement for Exchange of Debt.

                                   APPLIED DATA COMMUNICATIONS, INC.



Date:   12-15-97                             By: /s/ Walter J. Kane
        --------                                 -----------------------------
                                                 Walter J. ("Pat") Kane
                                                 Chief Executive Officer


AGREED AND ACCEPTED:

                                   PALAIS GROUP

Date:   12-30-97                             By: Berney Properties, Inc.
        --------                                 General Partner
                                                 /s/ Stanley J. Berney
                                                 -----------------------------
                                                  Stanley J. Berney
                                                  Treasurer


Date:   12-30-97                             By: /s/ Walter J. Kane
        --------                                 -------------------------
                                                 Walter J. "Pat" Kane
                                                 General Partner

                       Applied Data Communications, Inc.
                       Computation of Principal/Interest
                               Palais Group Rent

                                                        Principal                                  Interest
                                           Beginning    Add        Delete    Ending    Beginning   Add        Delete   Ending
Balance Accrued, April 1, 1992             $102,000                         $102,000    $                              $
  Additional Rent, FY93                                 $169,000            $169,000                                   $
  Payments, FY93                           $                                $           $                              $
  Interest, FY93                  7.70%                                                                                $

Balance, March 31, 1993                    $102,000     $169,000     $      $271,000    $          $           $       $

Balance Accrued, April 1, 1993             $271,000                         $271,000    $                              $
  Additional Rent, FY94                                 $ 39,000            $ 39,000                                   $
  Payments, FY94                           $                                $           $                              $
  Interest, FY94 (9 mo.)          7.70%                                     $                      $16,776             $ 16,776

Balance, March 31, 1994                    $271,000     $39,000      $      $310,000    $          $16,776     $       $ 16,776

Balance Accrued, April 1, 1994             $310,000                         $310,000    $ 16,776                       $ 16,776
  Additional Rent, FY95                                                     $                                          $
  Payments, FY95                           $                                $           $                              $
  Interest, FY95                  7.70%                                     $           $ 23,870                       $ 23,870

Balance, March 31, 1995                    $310,000     $            $      $310,000    $ 16,776   $23,870     $       $ 40,646

Balance Accrued, April 1, 1995             $310,000                         $310,000    $ 40,646                       $ 40,646
  Additional Rent, FY96                                                     $                                          $
  Payments, FY96                           $                                $           $                              $
  Interest, FY96                  7.70%                                     $           $ 23,870                       $ 23,870

Balance, March 31, 1996                    $310,000     $            $      $310,000    $ 40,646   $23,870     $       $ 64,516

Balance Accrued, April 1, 1996             $310,000                         $310,000    $ 64,516                       $ 64,516
  Additional Rent, FY97                                                     $                                          $
  Payments, FY97                           $                                $           $                              $
  Interest, FY97                  7.70%                                     $           $ 23,870                       $ 23,870

Balance, March 31, 1997                    $310,000     $            $      $310,000    $ 64,516   $23,870     $       $ 86,386

Balance Accrued, April 1, 1997             $310,000                         $310,000    $ 86,386                       $ 86,386
  Additional Rent, FY98                                                     $                                          $
  Payments, FY98                           $                                $           $                              $
  Interest, FY98 (9 mo.)          7.70%                                     $           $ 17,903                       $ 17,903

Balance, December 31, 1997                 $310,000     $            $      $310,000    $ 86,386   $17,903     $       $106,289

                       Applied Data Communications, Inc.
                       Computation of Principal/Interest
                           Palais Group Capital Loss

                                                           Principal                                  Interest
                                             Beginning     Add        Delete    Ending    Beginning   Add        Delete    Ending
Balance Accrued, April 1, 1992                $                                $           $                              $
  Additional Loss, FY93                                                        $                                          $
  Payments, FY93                              $                                $           $                              $
  Interest, FY93                     7.70%                                                                                $

Balance, March 31, 1993                       $            $            $      $           $          $           $       $

Balance Accrued, April 1, 1993                $                                $           $                              $
  R.E. Value                      2300000                                      $                      $                   $
  Debt Appl Mar 94                1000000     $                                $           $                              $
  Palais %                          33.00%                 $429,000            $429,000                                   $
  Interest, FY94 (9 mo.)             7.70%                                     $                      $ 4,129             $  4,129

Balance, March 31, 1994                       $            $429,000     $      $429,000    $          $ 4,129      $      $  4,129

Balance Accrued, April 1, 1994                $429,000                         $429,000    $ 4,129                        $  4,129
  Additional Loss, FY95                                                        $                                          $
  Payments, FY95                              $                                $           $                              $
  Interest, FY95                     7.70%                                     $                      $33,033             $ 33,033

Balance, March 31, 1995                       $429,000     $            $      $429,000    $ 4,129    $33,033      $      $ 37,162

Balance Accrued, April 1, 1995                $429,000                         $429,000    $37,162                        $ 37,162
  Additional Loss, FY96                                                        $                                          $
  Payments, FY96                              $                                $           $                              $
  Interest, FY96                     7.70%                                     $                      $33,033             $ 33,033

Balance, March 31, 1996                       $429,000     $            $      $429,000    $37,162    $33,033      $      $ 70,195

Balance Accrued, April 1, 1996                $429,000                         $429,000    $70,195                        $ 70,195
  Additional Loss, FY97                                                        $                                          $
  Payments, FY97                              $                                $           $                              $
  Interest, FY97                     7.70%                                     $                      $33,033             $ 33,033

Balance, March 31, 1997                       $429,000     $            $      $429,000    $70,195    $33,033      $      $103,228

Balance Accrued, April 1, 1997                $429,000                         $429,000    $103,228                       $103,228
  Additional Loss, FY98                                                        $                                          $
  Payments, FY98                              $                                $           $                              $
  Interest, FY98 (9 mo.)             7.70%                                     $                      $24,775             $ 24,775

Balance, December 31, 1997                    $429,000     $            $      $429,000    $103,228   $24,775      $      $128,003

                       Applied Data Communications, Inc.
                       Computation of Principal/Interest
                              Palais Group Legal



                                                          Principal                                    Interest
                                               Beginning  Add         Delete     Ending     Beginning   Add       Delete    Ending
Balance Accrued, April 1, 1992                 $                                 $          $                               $
  Additional Loss, FY93                                                          $                                          $
  Payments, FY93                               $                                 $          $                               $
  Interest, FY93                     7.70%                                                                                  $

Balance, March 31, 1993                        $          $           $          $          $           $         $         $

Balance Accrued, April 1, 1993                 $                                 $          $                               $
                                                                                 $                                          $
                                               $                                 $          $                               $
                                                          $                      $                                          $
                                                                                 $                      $                   $

Balance, March 31, 1994                        $          $           $          $          $           $         $         $

Balance Accrued, April 1, 1994                 $                                 $          $                               $
                                                                                 $                                          $
                                               $                                 $          $                               $
                                     7.70%                                       $                      $                   $

Balance, March 31, 1995                        $          $           $          $          $           $         $         $

Balance Accrued, April 1, 1995                 $                                 $          $                               $
  Expense Incurred                   May                  $56,119                $56,119                                    $
  Payments, FY96                               $                                 $          $                               $
  Interest, FY96                     7.70%                                       $                      $2,161              $2,161

Balance, March 31, 1996                        $56,119                           $56,119    $           $2,161              $2,161

Balance Accrued, April 1, 1996                 $          $56,119                $56,119    $2,161                          $2,161
  Additional Loss, FY97                                                          $                                          $
  Payments, FY97                               $                                 $          $                               $
  Interest, FY97                     7.70%                                       $                      $4,321              $4,321

Balance, March 31, 1997                        $56,119    $           $          $56,119    $2,161      $4,321    $         $6,482

Balance Accrued, April 1, 1997                 $56,119                           $56,119    $6,482                          $6,482
Additional Loss, FY98                                                            $                                          $
  Payments, FY98                               $                                 $          $                               $
  Interest, FY98 (9mo.)              7.70%                                       $                      $3,241              $3,241

Balance, December 31, 1997                     $56,119    $           $          $56,119    $6,482      $3,241    $         $9,723